Exhibit 4.1

EXECUTION COPY

INGERSOLL-RAND GLOBAL HOLDING COMPANY LIMITED, as ISSUER,

INGERSOLL-RAND COMPANY LIMITED, as GUARANTOR

AND

WELLS FARGO BANK, N.A., as TRUSTEE

FIRST SUPPLEMENTAL INDENTURE

Dated as of August 15, 2008

THIS FIRST SUPPLEMENTAL INDENTURE, dated as of August 15, 2008, is among INGERSOLL-RAND GLOBAL HOLDING COMPANY LIMITED, a company duly organized and existing under the laws of Bermuda (the “Company”), INGERSOLL-RAND COMPANY LIMITED, a company duly organized and existing under the laws of Bermuda (the “Guarantor”), and WELLS FARGO BANK, N.A., a national banking association, acting as Trustee under the Indenture referred to below (the “Trustee”).

WITNESSETH:

WHEREAS, the Company has duly authorized the execution and delivery of an Indenture dated as of August 12, 2008, among the Company, the Guarantor and the Trustee (the “Indenture”), to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness to be issued in one or more series (collectively, the “Securities” and each, a “Security”);

WHEREAS, the Guarantor has duly authorized the execution and delivery of the Indenture to provide for Guarantees of the Securities provided for therein, as endorsed on each Security and authenticated and delivered pursuant to the Indenture (collectively, the “Guarantees” and each, a “Guarantee”);

WHEREAS, Section 901 of the Indenture provides, among other things, that the Company, the Guarantor and the Trustee may enter into indentures supplemental to the Indenture for, among other things, the purpose of establishing the form and terms of the Securities of any series, as permitted under Sections 201 and 301 of the Indenture, and the form and terms of the Guarantee, as permitted under Sections 201 and 206 of the Indenture;

WHEREAS, the Company has determined to issue three separate series of Securities entitled as follows: (i) the “6.000% Senior Notes due 2013,” (ii) the “6.875% Senior Notes due 2018” (the 6.000% Senior Notes due 2013 and the 6.875% Senior Notes due 2018, collectively, the “Fixed Rate Notes”), and (iii) the “Senior Floating Rate Notes due 2010” (together with the Fixed Rate Notes, the “Senior Notes”), with each series guaranteed by the Guarantor pursuant to the Indenture;

WHEREAS, the Company and the Guarantor have each duly authorized the execution and delivery of this First Supplemental Indenture in order to provide for certain supplements to the Indenture which shall only be applicable to the Senior Notes and the related Guarantees;

WHEREAS, all acts and things necessary to make this First Supplemental Indenture a valid agreement of each of the Company and the Guarantor according to its terms have been done and performed;

WHEREAS, all acts and things necessary to make the Senior Notes, when executed by the Company and authenticated and delivered by the Trustee as provided in the Indenture and this First Supplemental Indenture, the valid and binding obligations of the Company have been done and performed; and

WHEREAS, all acts and things necessary to make the related Guarantees, when executed by the Guarantor and authenticated and delivered by the Trustee as provided in the Indenture and this First Supplemental Indenture, the valid and binding obligations of the Guarantor have been done and performed;

NOW, THEREFORE, in consideration of the premises, of the purchase and acceptance of the Senior Notes by the Holders thereof, and of the sum of one dollar duly paid to it by the Trustee at the execution and delivery of these presents, the receipt whereof is hereby acknowledged, each of the Company and the Guarantor covenants and agrees with the Trustee to supplement the Indenture, only for purposes of the Senior Notes and the related Guarantees, as follows:

ARTICLE ONE

DEFINITIONS

Section 101. Definitions. For all purposes of this First Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires, (i) references to any Article, Section or subdivision thereof are references to an Article, Section or other subdivision of this First Supplemental Indenture and (ii) capitalized terms not otherwise defined herein shall have the meanings set forth in the Indenture.

ARTICLE TWO

TERMS AND CONDITIONS OF THE SENIOR NOTES AND THE RELATED

GUARANTEES

Section 201. Designation, Principal Amount and Terms. There is hereby authorized and established pursuant, to Section 301 of the Indenture, three series of Securities designated as follows: (i) the “6.000% Senior Notes due 2013,” (ii) the “6.875% Senior Notes due 2018” and (iii) the “Senior Floating Rate Notes due 2010,” with each series guaranteed by the Guarantor pursuant to the Indenture.

(a) The 6.000% Senior Notes due 2013, and the related Guarantee, shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, the terms, conditions and covenants of the Indenture and this First Supplemental Indenture (including the form of Security set forth in Exhibit A-1 hereto and the form of Guarantee set forth in Exhibit A-2 hereto). Subject to Section 203 hereof, the aggregate principal amount of the 6.000% Senior Notes due 2013 which may initially be authenticated and delivered under this First Supplemental Indenture shall not, except as permitted by the provisions of the Indenture, exceed $600,000,000.

(b) The 6.875% Senior Notes due 2018, and the related Guarantee, shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, the terms, conditions and covenants of the Indenture and this First Supplemental Indenture (including the form of Security set forth in Exhibit B-1 hereto and the form of Guarantee set forth in Exhibit B-2 hereto). Subject to Section 203 hereof, the aggregate principal amount of the 6.875% Senior Notes due 2018 which may initially be authenticated and delivered under this First Supplemental Indenture shall not, except as permitted by the provisions of the Indenture, exceed $750,000,000.

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(c) The Senior Floating Rate Notes due 2010, and the related Guarantee, shall be executed, authenticated and delivered in accordance with the provisions of, and shall, except as otherwise provided herein, in all respects be subject to, the terms, conditions and covenants of the Indenture and this First Supplemental Indenture (including the form of Security set forth in Exhibit C-1 hereto and the form of Guarantee set forth in Exhibit C-2 hereto). Subject to Section 203 hereof, the aggregate principal amount of the Senior Floating Rate Notes due 2010 which may initially be authenticated and delivered under this First Supplemental Indenture shall not, except as permitted by the provisions of the Indenture, exceed $250,000,000. The Senior Floating Rate Notes due 2010 shall not be subject to redemption pursuant to Section 1108 of the Indenture.

Section 202. Optional Redemption. The Company may, at its option, elect to redeem any or all of the outstanding Fixed Rate Notes, in whole or in part, at any time and from time to time, upon not less than 30 nor more than 60 days’ prior written notice mailed by first-class mail to the registered address of each Holder of the relevant series of Fixed Rate Notes, at a Redemption Price equal to the greater of (1) 100% of the principal amount of the Fixed Rate Notes to be redeemed, or (2) as determined by the Quotation Agent (as defined below), the sum of the present values of the remaining scheduled payments of principal and interest on the Fixed Rate Notes to be redeemed (not including any portion of payments of interest accrued as of the Redemption Date) from the Redemption Date to the date of Maturity, discounted to the Redemption Date on a semi-annual basis assuming a 360-day year consisting of twelve 30-day months at a discount rate equal to the Adjusted Treasury Rate (as defined below) plus 45 basis points, in the case of the 6.000% Senior Notes Due 2013, and 50 basis points, in the case of the 6.875% Senior Notes Due 2018. Interest will cease to accrue on the Fixed Rate Notes or portions of the Fixed Rate Notes called for redemption on and after the Redemption Date and the Company will pay accrued and unpaid interest on the principal amount of the Fixed Rate Notes being redeemed to the Redemption Date. The Senior Floating Rate Notes due 2010 shall not be subject to redemption pursuant to this Section 202.

“Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Fixed Rate Notes to be redeemed that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Fixed Rate Notes.

“Comparable Treasury Price” means, with respect to any Redemption Date, (i) the average of the Reference Treasury Dealer Quotations for that Redemption Date, after excluding the highest and lowest of the Reference Treasury Dealer Quotations, or (ii) if the Trustee obtains fewer than four Reference Treasury Dealer Quotations, the average of the Reference Treasury Dealer Quotations so received.

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“Quotation Agent” means J.P. Morgan Securities Inc.

“Reference Treasury Dealer” means (i) each of Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and J.P. Morgan Securities Inc., and their respective successors, unless any of them ceases to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), in which case the Company shall substitute another Primary Treasury Dealer, and (ii) any other Primary Treasury Dealers selected by the Quotation Agent.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by that Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding that Redemption Date.

Section 203. Additional Issuances. The Company may, at any time, without the consent of the Holders of the applicable series of Senior Notes, issue additional Senior Notes of such series having the same ranking and the same interest rate, maturity and other terms as any of the existing Senior Notes of such series. Any additional Senior Notes having such similar terms, together with one of the existing Senior Notes of the applicable series, may constitute a single series of Senior Notes under the Indenture and this First Supplemental Indenture. No additional Senior Notes of a series may be issued if an Event of Default under the Indenture has occurred and is continuing with respect to the Senior Notes of such series.

Section 204. Tax Considerations for Holders. The Company may request at any time from Holders of Senior Notes who are “United States persons” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”), to provide a properly completed and duly executed U.S. Internal Revenue Service Form W-9 (or valid substitute form) and from Holders of Senior Notes who are not “United States persons” within the meaning of Section 7701(a)(30) of the Code to provide a properly completed and duly executed U.S. Internal Revenue Service Form W-8BEN, W-8ECI or W-8IMY (or valid substitute form). Any such request must be complied with by such Holder or Holders within 30 days’ of the receipt thereof, such request to be made in writing and mailed by first-class mail to the registered address of such Holder or Holders. If a form previously delivered pursuant to this Section 204 expires or becomes obsolete, or if there is a change in circumstances requiring a change in the form previously delivered, the Holder that previously delivered such form shall deliver a new, properly completed and duly executed form on or before the date that the previously delivered form expires or becomes obsolete or promptly after the change in circumstances occurs.

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ARTICLE THREE

MISCELLANEOUS

Section 301. Execution as Supplemental Indenture. This First Supplemental Indenture is hereby executed and shall be construed as an indenture supplemental to the Indenture and, as provided in the Indenture, this First Supplemental Indenture forms a part thereof.

Section 302. Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this First Supplemental Indenture by any of the provisions of the Trust Indenture Act, such required provisions shall control.

Section 303. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 304. Separability. In case any provision in this First Supplemental Indenture or in any Senior Note or related Guarantee shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 305. The Trustee. The Trustee shall not be responsible in any manner for or in respect of the validity or sufficiency of this First Supplemental Indenture, or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.

Section 306. Governing Law. This First Supplemental Indenture, the Senior Notes and the related Guarantees shall be governed by and construed in accordance with the laws of the State of New York.

Section 307. Counterparts. This First Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the day and year first above written.

INGERSOLL-RAND GLOBAL HOLDING COMPANY LIMITED, as the Company

By:	/s/ David S. Kuhl
Name: David S. Kuhl
Title: Vice President and Treasurer

INGERSOLL-RAND COMPANY LIMITED, as Guarantor

By:	/s/ David S. Kuhl
Name: David S. Kuhl
Title: Vice President and Treasurer

By:	/s/ Barbara A. Santoro
Name: Barbara A. Santoro
Title: Vice President and Secretary

WELLS FARGO BANK, N.A., as Trustee

By:	/s/ Raymond Delli Colli
Name: Raymond Delli Colli
Title: Vice President

EXHIBIT A-1

Form of 6.000% Senior Notes due 2013

No.	$	[________	]
CUSIP No. 45687AAB8

INGERSOLL-RAND GLOBAL HOLDING COMPANY LIMITED, a company duly organized and existing under the laws of Bermuda (herein called the “Company”, which term includes any successor company under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $[            ] ([            ] DOLLARS) on August 15, 2013, and to pay interest thereon from August 15, 2008 (the “Original Issue Date”), or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on February 15 and August 15 in each year, commencing February 15, 2009, at the rate per annum provided in the title hereof, until the principal hereof is paid or made available for payment.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be February 1 or August 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Interest shall be computed on the basis of a year of twelve 30-day months.

Payment of the principal of (and premium, if any, on) and interest, if any, on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in coin or currency of the United States of America, provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

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Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

INGERSOLL-RAND GLOBAL HOLDING COMPANY LIMITED

By:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: August [__], 2008

WELLS FARGO BANK, N.A., as Trustee

By:
Authorized Signatory

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(Reverse of Note)

INGERSOLL-RAND GLOBAL HOLDING COMPANY LIMITED

6.000% Senior Notes Due 2013

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of August 12, 2008, as supplemented (herein called the “Indenture”), among the Company, Ingersoll-Rand Company Limited (herein called the “Guarantor”, which term includes any successor guarantor under the Indenture) and Wells Fargo Bank, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

The Securities of this series are subject to redemption upon not less than 30 or more than 60 days’ notice by mail to the Holders of such Securities at their addresses in the Security Register for such series, at any time, as a whole or in part, at the election of the Company, at a Redemption Price equal to the greater of:

(i) 100% of the principal amount of the Securities to be redeemed, or

(ii) as determined by the Quotation Agent (as defined below), the sum of the present values of the remaining scheduled payments of principal and interest on the Securities to be redeemed (not including any portion of payments of interest accrued as of the Redemption Date) from the Redemption Date to the date of Maturity, discounted to the Redemption Date on a semi-annual basis assuming a 360-day year consisting of twelve 30-day months at a discount rate equal to the Adjusted Treasury Rate (as defined below) plus 45 basis points.

Interest will cease to accrue on the Securities or portions of the Securities called for redemption on and after the Redemption Date.

“Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Securities to be redeemed that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

“Comparable Treasury Price” means, with respect to any Redemption Date, (i) the average of the Reference Treasury Dealer Quotations for that Redemption Date, after excluding the highest and lowest of the Reference Treasury Dealer Quotations, or (ii) if the Trustee obtains fewer than four Reference Treasury Dealer Quotations, the average of the Reference Treasury Dealer Quotations so received.

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“Quotation Agent” means J.P. Morgan Securities Inc.

“Reference Treasury Dealer” means (i) each of Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and J.P. Morgan Securities Inc., and their respective successors, unless any of them ceases to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), in which case the Company shall substitute another Primary Treasury Dealer, and (ii) any other Primary Treasury Dealers selected by the Quotation Agent.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by that Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding that Redemption Date.

In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Securities of this series are subject to redemption upon the occurrence of a Change of Control Triggering Event. Unless the Company has exercised its right to redeem this Security in full as described above, the Indenture provides that each Holder of the Securities of this series will have the right to require the Company to purchase all or a portion of such Holder’s Securities of this series pursuant to the offer described below (the “Change of Control Offer”) at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase, subject to the rights of Holders of Securities of this series on the relevant record date to receive interest due on the relevant interest payment date.

Within 30 days following the date upon which the Change of Control Triggering Event occurred, or at the Company’s option, prior to any Change of Control but after the public announcement of the pending Change of Control, the Company will be required to send, by first class mail, a notice to each Holder of the Securities of this series, with a copy to the Trustee, which notice will govern the terms of the Change of Control Offer. Such notice will state, among other things, the purchase date, which must be no earlier than 30 days nor later than 60 days from the date such notice is mailed, other than as may be required by law (the “Change of Control Payment Date”). The notice, if mailed prior to the date of consummation of the Change of Control, will state that the Change of Control Offer is conditioned on the Change of Control being consummated on or prior to the Change of Control Payment Date.

Holders electing to have Securities purchased pursuant to a Change of Control Offer will be required to surrender their Securities, with the form below entitled “Option of Holder to Elect Purchase” completed, to the paying agent at the address specified in the notice, or transfer their Securities to the paying agent by book-entry transfer pursuant to the applicable procedures of the paying agent, prior to the close of business on the third Business Day prior to the Change of Control Payment Date.

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On the Change of Control Payment Date, the Company will, to the extent lawful:

1.	accept for payment all Securities of this series (or portions of Securities of this series) properly tendered pursuant to the Change of Control Offer;

2.	deposit with the paying agent an amount equal to the aggregate payment in respect of all Securities of this series (or portions of Securities of this series) properly tendered pursuant to the Change of Control Offer; and

3.	deliver or cause to be delivered to the Trustee the Securities of this series properly accepted for purchase, together with an officer’s certificate stating the aggregate principal amount of Securities of this series (or portions of Securities of this series) being purchased.

The paying agent will promptly mail to each Holder of properly tendered Securities the purchase price for the Securities, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each such Holder new Securities equal in principal amount to any unpurchased portion of any Securities surrendered; provided, that each new Security will be in a principal amount of $2,000 or an integral multiple of $1,000 thereof.

The Company will not be required to make a Change of Control Offer if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for such an offer made by the Company and such third party purchases all properly tendered Securities of this series not withdrawn under its offer.

The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the purchase of the Securities of this series as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the Securities of this series, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Offer provisions of the Securities of this series by virtue of such conflict.

For purposes of the Change of Control Offer provisions of the Securities, the following terms will be applicable:

“Below Investment Grade Rating Event” means the Securities of this series cease to be rated Investment Grade by at least two of the three Rating Agencies on any date during the Trigger Period.

“Change of Control” means the occurrence of any one of the following:

1.	the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Guarantor and its subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d) and Section 14(d) of the Exchange Act) other than to the Guarantor or one of its subsidiaries;

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2.	the consummation of any transaction (including without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d) and Section 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the outstanding Voting Stock of the Guarantor, or other Voting Stock into which the Voting Stock of the Guarantor is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares;

3.	the first day on which the majority of the members of the board of directors of the Guarantor cease to be Continuing Directors;

4.	IR Limited consolidates with, or merges with or into, any person, or any person consolidates with, or merges with or into, IR Limited, in any such event pursuant to a transaction in which any of the outstanding Voting Stock of IR Limited or such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Voting Stock of IR Limited outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person immediately after giving effect to such transaction;

5.	the adoption of a plan relating to the liquidation or dissolution of IR Limited; or

6.	the failure of IR Limited to own, directly or indirectly, at least 51% of the Voting Stock of the Company.

Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control under clause (2) above if (i) the Guarantor becomes a direct or indirect wholly-owned subsidiary of a holding company and (ii) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Voting Stock of the Guarantor immediately prior to that transaction.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event. Notwithstanding the foregoing, no Change of Control Triggering Event will be deemed to have occurred in connection with any particular Change of Control unless and until such Change of Control has actually been consummated.

“Continuing Director” means, as of any date of determination, any member of the board of directors of the Guarantor who: (1) was a member of such board of directors on the date of the issuance of the Securities of this series; or (2) was nominated for election or elected to such board of directors with the approval of a majority of the Continuing Directors who were members of such board of directors at the time of such nomination or election.

“Fitch” means Fitch Inc., a subsidiary of Fimalac, S.A., and its successors.

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“Investment Grade” means (1) a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating category of Moody’s); (2) a rating of BBB- or better by S&P (or its equivalent under any successor rating category of S&P); and (3) a rating of BBB- or better by Fitch (or its equivalent under any successor rating category of Fitch).

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agency” means each of Moody’s, S&P and Fitch; provided, that if any of Moody’s, S&P and Fitch ceases to rate the Securities of a series or fails to make a rating of the Securities of a series publicly available for reasons outside of the Company’s and the Guarantor’s control, a “nationally recognized statistical rating organization,” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act, selected by the Company as a replacement agency for Moody’s, S&P or Fitch, or any of them, as the case may be, with respect to making a rating of the Securities of such series.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

“Trigger Period” means the period commencing 60 days prior to the first public announcement by the Guarantor of any Change of Control (or pending Change of Control) and ending 60 days following the consummation of such Change of Control (which Trigger Period will be extended if the rating of the Securities of this series is under publicly announced consideration for possible downgrade by any Rating Agency on such 60th day, such extension to last with respect to each Rating Agency until the date on which such Rating Agency considering such possible downgrade either (x) rates the Securities of this series below Investment Grade or (y) publicly announces that it is no longer considering the Securities of this series for possible downgrade; provided, that no such extension will occur if on such 60th day the Securities of this series are rated Investment Grade not subject to review for possible downgrade by any Rating Agency).

“Voting Stock” of any specified person as of any date means the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

The Indenture contains provisions for defeasance of (a) the entire indebtedness of this Security and (b) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any

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time by the Company, the Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding of all series to be affected, on behalf of the Holders of all Securities of such series, to waive compliance by the Company and the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any, on) and interest, if any, on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any, on) and interest, if any, on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and none of the Company, the Guarantor, the Trustee or any such agent shall be affected by notice to the contrary.

No recourse for the payment of the principal of (and premium, if any, on) or interest, if any, on this Security or the Guarantee endorsed hereon, or for any claim based hereon or thereon or otherwise in respect hereof or thereof, and no recourse under or upon any obligation, covenant or agreement of the Company or the Guarantor in the Indenture or in any indenture supplemental thereto, or in any Security or in the Guarantee, or because of the creation of any indebtedness

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represented thereby, shall be had against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or the Guarantor or of any successor corporation, either directly or through the Company or the Guarantor or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

In the event that a provision of this Security conflicts with the Indenture, the terms of the Indenture will govern.

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Option of Holder to Elect Purchase

If you want to elect to have this Security purchased by the Company pursuant to Section 1108 of the Indenture, check the box below:

☐

If you want to elect to have only part of the Security purchased by the Company pursuant to Section 1108 of the Indenture, state the amount you elect to have purchased:

$

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Security)

Tax Identification No.:

Signature Guarantee:**

**	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee)

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EXHIBIT A-2

Form of Guarantee to 6.000% Senior Notes due 2013

For value received, Ingersoll-Rand Company Limited, a company duly organized and existing under the laws of Bermuda (herein called the “Guarantor”, which term includes any successor Person under the Indenture referred to in the Security upon which this Guarantee is endorsed), hereby irrevocably and unconditionally guarantees to the Holder of the Security upon which this Guarantee is endorsed and to the Trustee for itself and on behalf of each such Holder the due and punctual payment of the principal of (and premium, if any, on) and interest on such Security and the due and punctual payment of the sinking fund or analogous payments referred to therein, if any, when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, according to the terms thereof and of the Indenture referred to therein, and all other amounts owed under the Indenture, all in accordance with and subject to the terms and limitations of the Security on which this Guarantee is endorsed and Article Thirteen of the Indenture. In case of the failure of Ingersoll-Rand Global Holding Company Limited, a company duly organized under the laws of Bermuda (herein called the “Company”, which term includes any successor Person under such Indenture), promptly to make any such payment of principal (and premium, if any) or interest or any such sinking fund or analogous payment, the Guarantor hereby agrees to cause any such payment to be made promptly when and as the same shall become due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Company, subject to the terms and limitations of Article Thirteen of the Indenture.

This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of such Security shall have been manually executed by or on behalf of the Trustee under such Indenture.

All terms used in this Guarantee which are defined in such Indenture shall have the meanings assigned to them in such Indenture.

THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Executed and dated the date on this [__] day of August, 2008.

INGERSOLL-RAND COMPANY LIMITED

By:
Name:
Title:

By:
Name:
Title:

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EXHIBIT B-1

Form of 6.875% Senior Notes Due 2018

No.	$	[________	]
CUSIP No. 45687AAA0

INGERSOLL-RAND GLOBAL HOLDING COMPANY LIMITED, a company duly organized and existing under the laws of Bermuda (herein called the “Company”, which term includes any successor company under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $[            ] ([            ] DOLLARS) on August 15, 2018, and to pay interest thereon from August 15, 2008 (the “Original Issue Date”), or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on February 15 and August 15 in each year, commencing February 15, 2009, at the rate per annum provided in the title hereof, until the principal hereof is paid or made available for payment.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be February 1 or August 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Interest shall be computed on the basis of a year of twelve 30-day months.

Payment of the principal of (and premium, if any, on) and interest, if any, on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in coin or currency of the United States of America, provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

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Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Remainder of page left intentionally blank.]

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

INGERSOLL-RAND GLOBAL HOLDING COMPANY LIMITED

By:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: August [__], 2008

WELLS FARGO BANK, N.A., as Trustee

By:
Authorized Signatory

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(Reverse of Note)

INGERSOLL-RAND GLOBAL HOLDING COMPANY LIMITED

6.875% Senior Notes Due 2018

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of August 12, 2008, as supplemented (herein called the “Indenture”), among the Company, Ingersoll-Rand Company Limited (herein called the “Guarantor”, which term includes any successor guarantor under the Indenture) and Wells Fargo Bank, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

The Securities of this series are subject to redemption upon not less than 30 or more than 60 days’ notice by mail to the Holders of such Securities at their addresses in the Security Register for such series, at any time, as a whole or in part, at the election of the Company, at a Redemption Price equal to the greater of:

(i) 100% of the principal amount of the Securities to be redeemed, or

(ii) as determined by the Quotation Agent (as defined below), the sum of the present values of the remaining scheduled payments of principal and interest on the Securities to be redeemed (not including any portion of payments of interest accrued as of the Redemption Date) from the Redemption Date to the date of Maturity, discounted to the Redemption Date on a semi-annual basis assuming a 360-day year consisting of twelve 30-day months at a discount rate equal to the Adjusted Treasury Rate (as defined below) plus 50 basis points.

Interest will cease to accrue on the Securities or portions of the Securities called for redemption on and after the Redemption Date.

“Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Securities to be redeemed that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

“Comparable Treasury Price” means, with respect to any Redemption Date, (i) the average of the Reference Treasury Dealer Quotations for that Redemption Date, after excluding the highest and lowest of the Reference Treasury Dealer Quotations, or (ii) if the Trustee obtains fewer than four Reference Treasury Dealer Quotations, the average of the Reference Treasury Dealer Quotations so received.

“Quotation Agent” means J.P. Morgan Securities Inc.

“Reference Treasury Dealer” means (i) each of Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and J.P. Morgan Securities Inc., and their respective successors, unless any of them ceases to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), in which case the Company shall substitute another Primary Treasury Dealer, and (ii) any other Primary Treasury Dealers selected by the Quotation Agent.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by that Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding that Redemption Date.

In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Securities of this series are subject to redemption upon the occurrence of a Change of Control Triggering Event. Unless the Company has exercised its right to redeem this Security in full as described above, the Indenture provides that each Holder of the Securities of this series will have the right to require the Company to purchase all or a portion of such Holder’s Securities of this series pursuant to the offer described below (the “Change of Control Offer”) at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase, subject to the rights of Holders of Securities of this series on the relevant record date to receive interest due on the relevant interest payment date.

Within 30 days following the date upon which the Change of Control Triggering Event occurred, or at the Company’s option, prior to any Change of Control but after the public announcement of the pending Change of Control, the Company will be required to send, by first class mail, a notice to each Holder of the Securities of this series, with a copy to the Trustee, which notice will govern the terms of the Change of Control Offer. Such notice will state, among other things, the purchase date, which must be no earlier than 30 days nor later than 60 days from the date such notice is mailed, other than as may be required by law (the “Change of Control Payment Date”). The notice, if mailed prior to the date of consummation of the Change of Control, will state that the Change of Control Offer is conditioned on the Change of Control being consummated on or prior to the Change of Control Payment Date.

Holders electing to have Securities purchased pursuant to a Change of Control Offer will be required to surrender their Securities, with the form below entitled “Option of Holder to Elect Purchase” completed, to the paying agent at the address specified in the notice, or transfer their Securities to the paying agent by book-entry transfer pursuant to the applicable procedures of the paying agent, prior to the close of business on the third Business Day prior to the Change of Control Payment Date.

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On the Change of Control Payment Date, the Company will, to the extent lawful:

7.	accept for payment all Securities of this series (or portions of Securities of this series) properly tendered pursuant to the Change of Control Offer;

8.	deposit with the paying agent an amount equal to the aggregate payment in respect of all Securities of this series (or portions of Securities of this series) properly tendered pursuant to the Change of Control Offer; and

9.	deliver or cause to be delivered to the Trustee the Securities of this series properly accepted for purchase, together with an officer’s certificate stating the aggregate principal amount of Securities of this series (or portions of Securities of this series) being purchased.

The paying agent will promptly mail to each Holder of properly tendered Securities the purchase price for the Securities, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each such Holder new Securities equal in principal amount to any unpurchased portion of any Securities surrendered; provided, that each new Security will be in a principal amount of $2,000 or an integral multiple of $1,000 thereof.

The Company will not be required to make a Change of Control Offer if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for such an offer made by the Company and such third party purchases all properly tendered Securities of this series not withdrawn under its offer.

The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the purchase of the Securities of this series as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the Securities of this series, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Offer provisions of the Securities of this series by virtue of such conflict.

For purposes of the Change of Control Offer provisions of the Securities, the following terms will be applicable:

“Below Investment Grade Rating Event” means the Securities of this series cease to be rated Investment Grade by at least two of the three Rating Agencies on any date during the Trigger Period.

“Change of Control” means the occurrence of any one of the following:

10.	the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Guarantor and its subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d) and Section 14(d) of the Exchange Act) other than to the Guarantor or one of its subsidiaries;

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11.	the consummation of any transaction (including without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d) and Section 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the outstanding Voting Stock of the Guarantor, or other Voting Stock into which the Voting Stock of the Guarantor is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares;

12.	the first day on which the majority of the members of the board of directors of the Guarantor cease to be Continuing Directors;

13.	IR Limited consolidates with, or merges with or into, any person, or any person consolidates with, or merges with or into, IR Limited, in any such event pursuant to a transaction in which any of the outstanding Voting Stock of IR Limited or such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Voting Stock of IR Limited outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person immediately after giving effect to such transaction;

14.	the adoption of a plan relating to the liquidation or dissolution of IR Limited; or

15.	the failure of IR Limited to own, directly or indirectly, at least 51% of the Voting Stock of the Company.

Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control under clause (2) above if (i) the Guarantor becomes a direct or indirect wholly-owned subsidiary of a holding company and (ii) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Voting Stock of the Guarantor immediately prior to that transaction.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event. Notwithstanding the foregoing, no Change of Control Triggering Event will be deemed to have occurred in connection with any particular Change of Control unless and until such Change of Control has actually been consummated.

“Continuing Director” means, as of any date of determination, any member of the board of directors of the Guarantor who: (1) was a member of such board of directors on the date of the issuance of the Securities of this series; or (2) was nominated for election or elected to such board of directors with the approval of a majority of the Continuing Directors who were members of such board of directors at the time of such nomination or election.

“Fitch” means Fitch Inc., a subsidiary of Fimalac, S.A., and its successors.

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“Investment Grade” means (1) a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating category of Moody’s); (2) a rating of BBB- or better by S&P (or its equivalent under any successor rating category of S&P); and (3) a rating of BBB- or better by Fitch (or its equivalent under any successor rating category of Fitch).

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agency” means each of Moody’s, S&P and Fitch; provided, that if any of Moody’s, S&P and Fitch ceases to rate the Securities of a series or fails to make a rating of the Securities of a series publicly available for reasons outside of the Company’s and the Guarantor’s control, a “nationally recognized statistical rating organization,” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act, selected by the Company as a replacement agency for Moody’s, S&P or Fitch, or any of them, as the case may be, with respect to making a rating of the Securities of such series.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

“Trigger Period” means the period commencing 60 days prior to the first public announcement by the Guarantor of any Change of Control (or pending Change of Control) and ending 60 days following the consummation of such Change of Control (which Trigger Period will be extended if the rating of the Securities of this series is under publicly announced consideration for possible downgrade by any Rating Agency on such 60th day, such extension to last with respect to each Rating Agency until the date on which such Rating Agency considering such possible downgrade either (x) rates the Securities of this series below Investment Grade or (y) publicly announces that it is no longer considering the Securities of this series for possible downgrade; provided, that no such extension will occur if on such 60th day the Securities of this series are rated Investment Grade not subject to review for possible downgrade by any Rating Agency).

“Voting Stock” of any specified person as of any date means the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

The Indenture contains provisions for defeasance of (a) the entire indebtedness of this Security and (b) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any

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time by the Company, the Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding of all series to be affected, on behalf of the Holders of all Securities of such series, to waive compliance by the Company and the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any, on) and interest, if any, on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any, on) and interest, if any, on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and none of the Company, the Guarantor, the Trustee or any such agent shall be affected by notice to the contrary.

No recourse for the payment of the principal of (and premium, if any, on) or interest, if any, on this Security or the Guarantee endorsed hereon, or for any claim based hereon or thereon or otherwise in respect hereof or thereof, and no recourse under or upon any obligation, covenant or agreement of the Company or the Guarantor in the Indenture or in any indenture supplemental thereto, or in any Security or in the Guarantee, or because of the creation of any indebtedness

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represented thereby, shall be had against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or the Guarantor or of any successor corporation, either directly or through the Company or the Guarantor or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

In the event that a provision of this Security conflicts with the Indenture, the terms of the Indenture will govern.

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Option of Holder to Elect Purchase

If you want to elect to have this Security purchased by the Company pursuant to Section 1108 of the Indenture, check the box below:

☐

If you want to elect to have only part of the Security purchased by the Company pursuant to Section 1108 of the Indenture, state the amount you elect to have purchased:

$

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Security)

Tax Identification No.:

Signature Guarantee:**

**	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee)

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EXHIBIT B-2

Form of Guarantee of 6.875% Senior Notes due 2018

For value received, Ingersoll-Rand Company Limited, a company duly organized and existing under the laws of Bermuda (herein called the “Guarantor”, which term includes any successor Person under the Indenture referred to in the Security upon which this Guarantee is endorsed), hereby irrevocably and unconditionally guarantees to the Holder of the Security upon which this Guarantee is endorsed and to the Trustee for itself and on behalf of each such Holder the due and punctual payment of the principal of (and premium, if any, on) and interest on such Security and the due and punctual payment of the sinking fund or analogous payments referred to therein, if any, when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, according to the terms thereof and of the Indenture referred to therein, and all other amounts owed under the Indenture, all in accordance with and subject to the terms and limitations of the Security on which this Guarantee is endorsed and Article Thirteen of the Indenture. In case of the failure of Ingersoll-Rand Global Holding Company Limited, a company duly organized under the laws of Bermuda (herein called the “Company”, which term includes any successor Person under such Indenture), promptly to make any such payment of principal (and premium, if any) or interest or any such sinking fund or analogous payment, the Guarantor hereby agrees to cause any such payment to be made promptly when and as the same shall become due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Company, subject to the terms and limitations of Article Thirteen of the Indenture.

This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of such Security shall have been manually executed by or on behalf of the Trustee under such Indenture.

All terms used in this Guarantee which are defined in such Indenture shall have the meanings assigned to them in such Indenture.

THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Executed and dated the date on this [__] day of August, 2008.

INGERSOLL-RAND COMPANY LIMITED

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT C-1

Form of Senior Floating Rate Notes Due 2010

No.	$	[_______	]
CUSIP No. 45687AAC6

INGERSOLL-RAND GLOBAL HOLDING COMPANY LIMITED, a company duly organized and existing under the laws of Bermuda (herein called the “Company”, which term includes any successor company under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $[            ] ([            ] DOLLARS) on August 13, 2010, and to pay interest thereon from August 15, 2008 (the “Original Issue Date”), or from the most recent Interest Payment Date to which interest has been paid or duly provided for, in quarterly arrears on February 13, May 13, August 13 and November 13 of each year, commencing November 13, 2008, at the rate per annum provided below, until the principal hereof is paid or made available for payment.

The Senior Floating Rate Notes due 2010 (the “Notes”) will bear interest at a rate per annum equal to the Initial Interest Rate (as defined below) and thereafter at an interest rate that will be reset as described below to a rate per annum equal to LIBOR (as defined below) plus 1.50%. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be February 1, May 1, August 1 and November 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

The initial interest rate will be equal to LIBOR, as determined by the Calculation Agent as if the Interest Determination Date were the second London banking day preceding the Original Issue Date, plus 1.50% per annum to and excluding the first Interest Payment Date (the “Initial Interest Rate”). Interest shall be computed on the basis of the actual number of days in the relevant interest period and a 360-day year. The rate of interest on the Notes will be reset quarterly on each interest payment date (each an “Interest Reset Date”), beginning on November 13, 2008. The second London banking day preceding an Interest Reset Date will be the “Interest Determination Date” for that Interest Reset Date. The interest rate in effect on each day that is not an Interest Reset Date will be the interest rate determined as of the Interest Determination Date pertaining to the immediately preceding Interest Reset Date or the Initial Interest Rate, as the case may be. The interest rate in effect on any day that is an Interest Reset Date will be the interest rate determined as of the Interest Determination Date pertaining to that Interest Reset Date.

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Wells Fargo Bank, N.A. shall act as calculation agent (together with its successors in that capacity, the “Calculation Agent”) in connection with the Notes. The Calculation Agent shall serve as the calculation agent hereunder unless and until a successor calculation agent is appointed by the Company. The Calculation Agent will determine the interest rate (other than the Initial Interest Rate) on each Interest Determination Date by reference to LIBOR on such date. The following definitions shall be used by the Calculation Agent in its determination of the interest rate:

“London banking day” means any day on which dealings in U.S. dollars are transacted in the London interbank market.

“LIBOR” will be determined by the calculation agent in accordance with the following provisions:

(1) With respect to any Interest Determination Date, LIBOR will be the rate (expressed as a percentage per annum) for deposits in U.S. dollars having a maturity of three months commencing on the related interest reset date that appears on Reuters Page LIBOR01 as of 11:00 a.m., London time, on that Interest Determination Date. If no such rate appears, then LIBOR, in respect of that Interest Determination Date, will be determined in accordance with the provisions described in (2) below.

(2) With respect to an Interest Determination Date on which no rate appears on Reuters Page LIBOR01, the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market (which may include affiliates of the underwriters), as selected by the Calculation Agent, to provide its offered quotation (expressed as a percentage per annum) for deposits in U.S. dollars for the period of three months, commencing on the related interest reset date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Interest Determination Date and in a principal amount that is representative for a single transaction in U.S. dollars in that market at that time. If at least two quotations are provided, then LIBOR on that Interest Determination Date will be the arithmetic mean of those quotations. If fewer than two quotations are provided, then LIBOR on the Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., in the City of New York, on the Interest Determination Date by three major banks in The City of New York (which may include affiliates of the underwriters) selected by the Calculation Agent for loans in U.S. dollars to leading European banks, for a period of three months, commencing on the related Interest Reset Date, and in a principal amount that is representative for a single transaction in U.S. dollars in that market at that time. If at least two such rates are so provided, LIBOR on the Interest Determination Date will be the arithmetic mean of such rates. If fewer than two such rates are so provided, LIBOR on the Interest Determination Date will be LIBOR in effect with respect to the immediately preceding Interest Determination Date.

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“Reuters Page LIBOR01” means the display that appears on Reuters (or any successor service) on page LIBOR01 (or any page as may replace such page on such service) for the purpose of displaying London interbank offered rates of major banks for U.S. dollars.

All percentages resulting from any calculation of any interest rate for the Notes will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all dollar amounts would be rounded to the nearest cent, with one-half cent being rounded upward.

The Calculation Agent will, upon the request of any holder of the Notes, provide the interest rate then in effect with respect to the Notes. All calculations made by the Calculation Agent for the purposes of calculating interest on the Notes shall be conclusive and binding on the holders and us, absent manifest error.

Payment of the principal of (and premium, if any, on) and interest, if any, on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in coin or currency of the United States of America, provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

INGERSOLL-RAND GLOBAL HOLDING COMPANY LIMITED

By:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: August [__], 2008

WELLS FARGO BANK, N.A., as Trustee

By:
Authorized Signatory

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(Reverse of Note)

INGERSOLL-RAND GLOBAL HOLDING COMPANY LIMITED

Senior Floating Rate Notes Due 2010

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of August 12, 2008, as supplemented (herein called the “Indenture”), among the Company, Ingersoll-Rand Company Limited (herein called the “Guarantor”, which term includes any successor guarantor under the Indenture) and Wells Fargo Bank, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

The Securities are not subject to redemption pursuant to Section 1108 of the Indenture.

The Indenture contains provisions for defeasance of (a) the entire indebtedness of this Security and (b) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company, the Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding of all series to be affected, on behalf of the Holders of all Securities of such series, to waive compliance by the Company and the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any, on) and interest, if any, on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any, on) and interest, if any, on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and none of the Company, the Guarantor, the Trustee or any such agent shall be affected by notice to the contrary.

No recourse for the payment of the principal of (and premium, if any, on) or interest, if any, on this Security or the Guarantee endorsed hereon, or for any claim based hereon or thereon or otherwise in respect hereof or thereof, and no recourse under or upon any obligation, covenant or agreement of the Company or the Guarantor in the Indenture or in any indenture supplemental thereto, or in any Security or in the Guarantee, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or the Guarantor or of any successor corporation, either directly or through the Company or the Guarantor or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

In the event that a provision of this Security conflicts with the Indenture, the terms of the Indenture will govern.

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EXHIBIT C-2

Form of Guarantee of Senior Floating Rate Notes due 2010

For value received, Ingersoll-Rand Company Limited, a company duly organized and existing under the laws of Bermuda (herein called the “Guarantor”, which term includes any successor Person under the Indenture referred to in the Security upon which this Guarantee is endorsed), hereby irrevocably and unconditionally guarantees to the Holder of the Security upon which this Guarantee is endorsed and to the Trustee for itself and on behalf of each such Holder the due and punctual payment of the principal of (and premium, if any, on) and interest on such Security and the due and punctual payment of the sinking fund or analogous payments referred to therein, if any, when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, according to the terms thereof and of the Indenture referred to therein, and all other amounts owed under the Indenture, all in accordance with and subject to the terms and limitations of the Security on which this Guarantee is endorsed and Article Thirteen of the Indenture. In case of the failure of Ingersoll-Rand Global Holding Company Limited, a company duly organized under the laws of Bermuda (herein called the “Company”, which term includes any successor Person under such Indenture), promptly to make any such payment of principal (and premium, if any) or interest or any such sinking fund or analogous payment, the Guarantor hereby agrees to cause any such payment to be made promptly when and as the same shall become due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Company, subject to the terms and limitations of Article Thirteen of the Indenture.

This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of such Security shall have been manually executed by or on behalf of the Trustee under such Indenture.

All terms used in this Guarantee which are defined in such Indenture shall have the meanings assigned to them in such Indenture.

THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Executed and dated the date on this [__] day of August, 2008.

INGERSOLL-RAND COMPANY LIMITED

By:
Name:
Title:

By:
Name:
Title: